Other current and non-current liabilities	12 Months Ended
Dec. 31, 2024
Other current and non-current liabilities
Other current and non-current liabilities

Note 16. Other current and non-current liabilities

16.1.Other non-current liabilities

At December 31, 2024 and December 31, 2023, non-current liabilities amount to €1.0 million and include only a CTTQ advance in accordance with an agreement dated December 20, 2023, and relating to the re-invoicing of the costs of the NATiV3 Phase III global trial, CTTQ owes the Company an advance calculated on the total budget of the trial.

16.2.Other current liabilities

	As of December 31,
(in thousands of euros)	2022	2023	2024
Employee‑related payables	1,866	1,869	2,604
Accrued payroll and other employee‑related taxes	1,340	1,540	1,741
VAT payables	2,128	3,569	3,798
Other accrued taxes and employee‑related expenses	140	164	126
Other miscellaneous payables	12	23	331
Other current liabilities	5,485	7,165	8,600

No discounting has been performed on other current liabilities as their maturity is less than 1 year at the end of the period.

At December 31, 2024, other current liabilities increased by €1.4 million, mainly due to an increase in employee-related payables by €0.7 million.

At December 31, 2023, other current liabilities increased by €1.7 million, mainly due to an increase in VAT payables by €1.4 million, mostly including self-assessed VAT.

At December 31 2022, other current liabilities decreased by €1.3 million, mainly due to a decrease in other miscellaneous liabilities of €3.0 million and to the €1.2 million increase in VAT payables.

Accrued payroll and other employee-related taxes mainly relate to payables to social security and employee-benefit organizations such as URSSAF, KLESIA and APGIS for the full year of 2024.

Other accrued taxes and employee-related expenses concern provisions for payroll taxes, such as professional training charges, apprenticeship tax, the employer’s contribution to construction investment in France and the payroll tax.